UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2026

AMICUS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33497	71-0869350
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

47 Hulfish Street, Princeton, New Jersey	08542
(Address of principal executive offices and zip code)	(Zip Code)

Registrant’s telephone number, including area code: (609) 662-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	FOLD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 19, 2025, Amicus Therapeutics, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated December 19, 2025, with BioMarin Pharmaceutical Inc., a Delaware corporation (“Parent”), and Lynx Merger Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Merger Agreement.

On April 27, 2026, Merger Sub completed the Merger and merged with and into the Company, pursuant to the terms of the Merger Agreement. The Company was the surviving corporation in the Merger (the “Surviving Corporation”) and, as a result, is now a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each share of Company Common Stock, par value $0.01 per share (the “Shares”), issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares) was cancelled and converted into the right to receive $14.50 per Share, in cash, without interest thereon (the “Merger Consideration”) and subject to any applicable withholdings of Taxes.

Pursuant to the Merger Agreement:

•
At the Effective Time, each Company Option that was then outstanding and unexercised, whether or not vested and which had a per share exercise price that was less than the Merger Consideration (each, an “In the Money Option”), was cancelled and converted into the right to receive a cash payment equal to the product of (a) the excess of (i) the Merger Consideration over (ii) the exercise price payable per Share under such In the Money Option, multiplied by (b) the total number of Shares subject to such In the Money Option immediately prior to the Effective Time (without regard to vesting). In addition, at the Effective Time, each Company Option other than an In the Money Option that was then outstanding and unexercised, whether or not vested, was cancelled with no consideration payable in respect thereof.

•
At the Effective Time, each then outstanding Company RSU was cancelled and the holder thereof was entitled to receive a cash payment equal to the product of (x) the Merger Consideration multiplied by (y) the number of Shares subject to such Company RSU.

•
At the Effective Time, each then outstanding Company PSU was cancelled and converted into a cash-based award, which entitled the holder thereof to receive a cash payment equal to the product of (A) the number of Shares subject to such Company PSU immediately prior to the Effective Time at specified levels of performance, without any pro-ration, as of immediately prior to the Effective Time multiplied by (B) an amount equal to the Merger Consideration.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2025 and the terms of which are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On April 27, 2026, in connection with the Merger, the Company repaid in full all outstanding indebtedness and all other amounts due and payable and terminated all commitments under that certain Loan Agreement, dated October 2, 2023, (as amended, restated, amended and restated, supplemented and otherwise modified from time to time prior to the Closing Date, the “Amicus Credit Agreement”), by and among the Company, each of its subsidiaries party thereto, as guarantors, Blackstone Alternative Credit Advisors LP, Blackstone Life Sciences Advisors L.L.C., certain lenders from time to time party thereto and Wilmington Trust, National Association, as agent for the lenders. Additionally, the guarantees and liens securing the indebtedness under the Amicus Credit Agreement were discharged and released.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note, Item 3.01, Item 3.03, Item 5.01, Item 5.02 and Item 5.03 are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note are incorporated herein by reference.

On April 27, 2026, the Company (i) notified the Nasdaq Global Select Market (“Nasdaq”) of the consummation of the Merger and its intent to remove all Company Common Stock from Nasdaq and (ii) requested that Nasdaq (A) halt trading of Company Common Stock effective before the opening of trading on and continuing through April 27, 2026, and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Company Common Stock will be suspended from trading on Nasdaq on April 28, 2026. Following the effectiveness of such Form 25, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting the termination of registration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 3.01, Item 5.01 and Item 5.03 are incorporated herein by reference.

As a result of the Merger, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (except as described in the Introductory Note) was converted, at the Effective Time, into the right to receive the Merger Consideration, without interest and subject to any applicable withholdings, in accordance with the terms of the Merger Agreement. Accordingly, at the Effective Time, the holders of such shares of Company Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01	Changes in Control of Registrant.

The disclosures under the Introductory Note, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 are incorporated herein by reference.

As a result of the consummation of the Merger, there was a change in control of the Company, and the Company became a wholly owned subsidiary of Parent.

To the knowledge of the Company, there are no arrangements which may at a subsequent date result in a further change in control of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures under the Introductory Note are incorporated herein by reference.

In connection with the consummation of the Merger, as of the Effective Time, each of the directors of the Company (Michael G. Raab, Bradley L. Campbell, Lynn D. Bleil, Michael A. Kelly, Margaret G. McGlynn, Eiry W. Roberts, M.D., Glenn P. Sblendorio, Craig A. Wheeler and Burke W. Whitman) resigned and ceased to be directors of the Company and members of any committee of the Company’s board of directors. These resignations were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement, as of the Effective Time, the directors of Merger Sub immediately prior to the Effective Time became the directors of the Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time were Eric Davis and Brian Mueller.

In connection with the consummation of the Merger, as of the Effective Time, all executive officers of the Company immediately prior to the Effective Time (Bradley L. Campbell, Simon Harford, Ellen S. Rosenberg, David M. Clark and Jeffrey P. Castelli) ceased to be executive officers of the Surviving Corporation.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement, as of the Effective Time, Eric Davis, as President and Secretary of Merger Sub immediately prior to the Effective Time, became President and Secretary of the Surviving Corporation, and Brian Mueller, as Treasurer of Merger Sub immediately prior to the Effective Time, became Treasurer of the Surviving Corporation.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

The disclosures under the Introductory Note are incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s certificate of incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety to be in the form of Annex I to the Merger Agreement (the “Amended and Restated Certificate of Incorporation”).

In addition, pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to conform to the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that references to Merger Sub’s name were replaced by references to the name of the Surviving Corporation (the “Amended and Restated Bylaws”).

Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated as of December 19, 2025, by and among Amicus Therapeutics, Inc., BioMarin Pharmaceutical Inc., and Lynx Merger Sub 1, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 19, 2025).*

3.1	Amended and Restated Certificate of Incorporation of Amicus Therapeutics, Inc.
3.2	Amended and Restated Bylaws of Amicus Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*
Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amicus Therapeutics, Inc.

Dated: April 27, 2026	By:	/s/ G. Eric Davis
Name: G. Eric Davis
Title: President